Exhibit 10(bb)

Security Trust Deed -

QMAG Security Trust

Dated 29 November 2004

ABN AMRO Australia Limited (“Security Trustee”)

ABN AMRO Bank N.V. (“Senior Financier and Senior Hedge Counterparty”)

Resource Capital Fund III L.P. a Cayman Islands exempted limited partnership acting through Resource Capital Associates III L.P., its general partner, acting through RCF III GP L.L.C, its general partner (“RCF”)

Newmont Finance Limited ABN 20 062 291 285 (“Newmont”)

ACN 111 279 906 Ltd ABN 68 111 279 906 (to be renamed QMAG Ltd) (“Company”)

The parties named in schedule 1 as security providers (“Security Providers”)

Mallesons Stephen Jaques

Level 60

Governor Phillip Tower

1 Farrer Place

Sydney NSW 2000

Australia

T +61 2 9296 2000

F +61 2 9296 3999

DX 113 Sydney

www.mallesons.com

Deed

Contents

Details		1

General terms		4

1	Trust	4

1.1	Declaration of trust	4
1.2	Trust duration	4
1.3	Name of Trust	4

2	Security Trustee	4

2.1	Appointment	4
2.2	Exercise of rights, remedies, powers and discretions	4
2.3	Obligations	5
2.4	Amendments	5
2.5	Majority of Senior Beneficiaries	5
2.6	Unanimous consent of all Beneficiaries	5
2.7	Acknowledgment by all Beneficiaries	6
2.8	Amendment of Security Trustee Documents	6
2.9	Instructions, generally	7
2.10	Procedure for seeking instructions	7
2.11	Absence of instructions	7
2.12	Beneficiaries bound	7
2.13	Reasonableness obligations	8
2.14	Obligor not obliged to investigate Security Trustee’s authority	8
2.15	Obligation to notify and provide copies	8
2.16	Acknowledgment from Beneficiaries	8
2.17	Limits on obligations of Security Trustee	8
2.18	Disclosure	9
2.19	Exoneration	9
2.20	Officers, etc. of Security Trustee	9
2.21	Security Trustee not responsible for Beneficiary	10
2.22	Reliance	10
2.23	Delegation	10
2.24	Indemnity in respect of claims for payment	10
2.25	Indemnity in respect of acting as Security Trustee	10
2.26	Funding of Security Trustee	11
2.27	Beneficiary fails to fund Security Trustee	11
2.28	Funding of Security Trustee	11
2.29	Security Trustee as Beneficiary	12
2.30	Other business with the Company	12
2.31	Exercise of rights by Beneficiaries	12
2.32	Meetings of Beneficiaries	12
2.33	Force majeure	13
2.34	Fees	13
2.35	Security Trustee’s further duties	13
2.36	Indemnity	14

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3	New Beneficiaries	14

3.1	New Beneficiaries	14
3.2	Company to prepare Accession Deed	14
3.3	Obligation of Security Trustee	14
3.4	Security Trustee may execute for other parties	15
3.5	When effective	15

4	Ceasing to be a Beneficiary	15

4.1	Company request	15
4.2	Beneficiary notice	16
4.3	Beneficiary undertaking	16
4.4	Effective on receipt of notice	16

5	Enforcement	16

5.1	Events of Default	16
5.2	Security Trustee to advise Voting Day	16
5.3	Beneficiaries to advise Exposures	16
5.4	Security Trustee to issue Acceleration Notices	17
5.5	Beneficiaries to comply with Acceleration Notices	17
5.6	Only Security Trustee may take proceedings to enforce	17
5.7	Junior Beneficiary enforcement	17

6	Distribution of Recovered Money	17

6.1	Recovered Money	17
6.2	Suspense Account	17
6.3	Interest bearing	18
6.4	Application of proceeds	18

7	Replacement of Security Trustee	19

7.1	Removal or retirement	19
7.2	Discharge of obligations	20
7.3	Execution of documents	20
7.4	Deemed resignation of Security Trustee	20

8	Acknowledgment	21

9	Notices	21

10	Governing law, jurisdiction and service of process	21

10.1	Governing law and jurisdiction	21
10.2	Delivery of documents	21
10.3	Appointment of Process Agent	21

11	Interpretation	21

11.1	Definitions	21
11.2	Interpretation	27
11.3	Headings	27
11.4	Defined terms from Senior Facility Agreement	27
11.5	Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 1992	28
11.6	Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 2002	28
11.7	Majority Senior Beneficiaries	29

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11.8	Security Trustee not liable	29

Schedule 1 - Security Providers		30

Schedule 2 - Accession Deed		31

General terms		33

3.1	Governing law	33

Signing page		i

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QMAG Security Trust Deed

Details

Interpretation – definitions are at the end of the General terms

Parties	Security Trustee, Senior Financier, Senior Hedge Counterparty, RCF, Newmont, Company and Security Providers

Security Trustee	Name	ABN AMRO Australia Limited

	ABN	78 000 862 797

	Address	Level 5 ABN AMRO Tower 88 Phillip Street Sydney NSW 2000

	Telephone	+61 2 8259 6033

	Fax	+61 2 8259 5499

	Attention	Manager - Agency Department

Senior Financier and Senior Hedge Counterparty	Name	ABN AMRO Bank N.V.

	ABN	84 079 478 612

	Address	Level 5 ABN AMRO Tower 88 Phillip Street Sydney NSW 2000

	Telephone	+ 61 2 8259 6118

	Fax	+ 61 2 8259 5476

	Attention	Yun Zhou - Manager - Loan Administration Department

Newmont	Name	Newmont Finance Ltd

	ABN	20 062 291 285

	Address	100 Hutt Street Adelaide South Australia

	Telephone	(08) 8303 1700

	Fax	(08) 8303 1900

	Attention	Company Secretary

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RCF	Name	Resource Capital Fund III L.P. a Cayman Islands exempted limited partnership acting through Resource Capital Associates III L.P., its general partner, acting through RCF III GP L.L.C, its general partner

	Registered in	Cayman Island

	Address	1400 Sixteenth Street Suite 200 Denver CO. 80202 USA

	Telephone	+1 720 946 1444

	Fax	+1 720 946 1450

	Attention	Mr Brian Dolan

Company	Name	ACN 111 279 906 Ltd (to be renamed QMAG Ltd)

	ACN	68 111 279 906

	Address	Ground Floor, 76 Kings Park Road, West Perth, Western Australia

	Telephone	+61 8 9485 2770

	Fax	+61 8 9485 2779

	Attention	Company Secretary

Security Providers	Each of the parties set out in schedule 1.

Obligors	The Company and the Security Providers.

Beneficiaries	includes: • each Senior Beneficiary; and • each Junior Beneficiary.

Trust name	QMAG Security Trust

Recitals	The Security Trustee is prepared to hold the Trust Fund as trustee for the Beneficiaries on the terms and subject to the conditions of this deed.

Security	includes: • the Guarantee; • the Meridian Security; • the Shareholder Mortgage; and • the Deed of Security.

Business Day place(s)	Sydney and Brisbane

Governing law	Queensland

Date of deed	See Signing page

QMAG Security Trust

General terms

1	Trust

1.1	Declaration of trust

The Security Trustee declares that it holds the sum of A$10 and will hold the Trust Fund on trust at any time for the persons who are Beneficiaries at that time.

1.2	Trust duration

The Trust begins on the date of this deed and, unless ended earlier, is to end on the earliest to occur of:

(a)	the day before the eightieth anniversary of the date of this deed; and

(b)	the Expiry Date.

1.3	Name of Trust

The trust established under this deed is to be known as the “QMAG Security Trust”.

2	Security Trustee

2.1	Appointment

Each Beneficiary irrevocably:

(a)	appoints the Security Trustee as its trustee in connection with each Security Trustee Document; and

(b)	confirms the authority of the Security Trustee to enter into each Security Trustee Document; and

(c)	authorises the Security Trustee to take the action on that Beneficiary’s behalf and to exercise the rights, powers and remedies and perform the obligations which are specifically delegated to or conferred on the Security Trustee (whether for itself or for the benefit of a Beneficiary) by the Security Trustee Documents.

2.2	Exercise of rights, remedies, powers and discretions

The Security Trustee agrees to exercise the rights, remedies, powers and discretions and perform the obligations which are specifically delegated to or conferred on it by each Security Trustee Document in accordance with this clause 2 (“Security Trustee”).

2.3	Obligations

The Security Trustee has no obligations except those expressly set out or referred to in the Security Trustee Documents.

2.4	Amendments

The Security Trustee may not agree to any amendment to this clause 2.4 (“Amendments”), clause 2.6 (“Unanimous consent of all Beneficiaries”) or (except as expressly contemplated therein) clause 6.4 (“Application of proceeds”) without the prior written consent of all Beneficiaries.

2.5	Majority of Senior Beneficiaries

The Security Trustee may not:

(a)	exercise in its capacity as Security Trustee a right, power or discretion in respect of an Obligor delegated to or conferred on it under any clause of a Security Trustee Document which expressly refers to such exercise being subject to the consent or approval of the Majority of Senior Beneficiaries, all Senior Beneficiaries or any other specified majority of Senior Beneficiaries (as the case may be); or

(b)	appoint or take steps to appoint any person as a receiver or receiver and manager in respect of the Secured Property of an Obligor or take steps to assume possession (whether personally or through an agent) of such Secured Property as mortgagee in possession or otherwise; or

(c)	waive breaches of or otherwise excuse performance of any obligation of an Obligor under any Security Trustee Document; or

(d)	give an Acceleration Notice to any Beneficiary in respect of the Company in accordance with clause 5.4 (“Security Trustee to issue Acceleration Notices”); or

(e)	subject to clause 2.6 (“Unanimous consent of all Beneficiaries”) and clause 2.8 (“Amendment of Security Trustee Documents”), agree to vary a Security Trustee Document in respect of an Obligor,

without in any such case the instructions of a Majority of Senior Beneficiaries or (where so specified) all Senior Beneficiaries or any other specified majority of Senior Beneficiaries. The Security Trustee must exercise such a right, power or discretion and must so waive or excuse performance if so instructed by a Majority of Senior Beneficiaries or (where so specified) all Senior Beneficiaries or any other specified majority of Senior Beneficiaries

2.6	Unanimous consent of all Beneficiaries

The Security Trustee may not agree to any of the following matters with the Company in respect of a Finance Document:

(a)	in the case of financial accommodation provided under any Finance Document relating to any other additional Financial Indebtedness, to cause or allow the commitment to provide financial accommodation to the Company under such Finance Document to increase in excess of the commitment at the time that agreement was entered into; or

(b)	in the case of each Relevant Senior Hedging Contract, to:

(i)	increase the principal (or notional principal) amount committed under the Relevant Senior Hedging Contract, above the amount or quantity specified in the Accession Deed applicable to that Relevant Senior Hedging Contract; or

(ii)	extend the maximum term of that Relevant Senior Hedging Contract in excess of the term specified in the relevant Accession Deed applicable to that Relevant Senior Hedging Contract; or

(iii)	amend the events upon which that Relevant Senior Hedging Contract is capable of close out and termination; or

(c)	in the case of any additional Financial Indebtedness, then subject to clause 3.3 (“Obligation of Security Trustee”) to execute any Accession Deed allowing the provider of that Financial Indebtedness to become a Beneficiary under this deed;

(d)	in the case of a Security, to release a Security (in whole or in part) given by an Obligor, unless required to do so by that Security or by law; or

(e)	agree to, cause or allow any facility limit under a Facility Agreement to increase in excess of the facility limit at the time that Facility Agreement was entered into,

in each case, without the consent of all existing Beneficiaries.

2.7	Acknowledgment by all Beneficiaries

The Beneficiaries acknowledge and agree that they may not agree to vary the terms of the Senior Facility Agreement or Junior Facility Agreement (as appropriate) to increase a facility limit or extend the term.

2.8	Amendment of Security Trustee Documents

(a)	Subject to clause 2.4 (“Amendments”), each Beneficiary authorises the Security Trustee to agree with the other parties to a Security Trustee Document to amend or to grant any waiver, consent or approval under that Security Trustee Document if:

(i)	the amendment, waiver, consent or approval is not one for which the express instructions of all or a specified majority of Beneficiaries is required under the terms of that or another Security Trustee Document; or

(ii)	the Security Trustee is satisfied that the variation is made to correct a manifest error or an error of a minor nature or that the variation is only of a formal or technical nature.

(b)	Each Beneficiary is bound by any such amendment, waiver, consent or approval so agreed by the Security Trustee.

2.9	Instructions, generally

Subject to the other terms of this clause 2 (“Security Trustee”) and except in respect of amounts due to the Security Trustee in its own right, the Security Trustee agrees to act in accordance with the instructions (if any) of the Majority of Senior Beneficiaries or (where so specified) all Beneficiaries or any other specified majority of Beneficiaries in exercising its rights, powers and discretions in respect of an Obligor under each Security Trustee Document.

2.10	Procedure for seeking instructions

(a)	In seeking to obtain instructions from an Instructing Group (whether pursuant to clauses 2.5 (“Majority of Senior Beneficiaries”) and 2.6 (“Unanimous consent of all Beneficiaries”) or otherwise), the Security Trustee must send a notice to each relevant Beneficiary (except where the Instructing Group comprises only the Senior Beneficiaries, in which case a notice to the Senior Beneficiaries will suffice) notifying it that the Security Trustee is seeking its instructions within such period as may be specified in the notice.

(b)	Where this clause 2 (“Security Trustee”) requires the positive instructions of a Beneficiary as a pre-condition to the Security Trustee taking any action, that instruction will be deemed to have been given if that Beneficiary has failed to reply within 5 Business Days to a request for instructions from the Security Trustee.

2.11	Absence of instructions

(a)	In the absence of instructions from the relevant Instructing Group within the period specified in any request for instructions issued by the Security Trustee or where instructions were neither sought nor given, the Security Trustee need not act but may exercise its rights, powers and discretions as it sees fit provided it does so in good faith in what it believes to be the best interests of the Senior Beneficiaries.

(b)	Despite any other provision of this deed, if the Security Trustee considers it is in the best interests of the Senior Beneficiaries to exercise, or not to exercise, a power before it is able to obtain instructions from the Senior Beneficiaries or any other specified majority of Beneficiaries it may (but is not obliged to) do so. This includes the exercise of a power to appoint a receiver pending obtaining instructions.

2.12	Beneficiaries bound

Any instruction given to or action taken by the Security Trustee in accordance with this deed is binding on each Beneficiary and each Beneficiary authorises the Security Trustee to give any consent and do any other matter or thing necessary or appropriate to give effect to the instruction.

2.13	Reasonableness obligations

Each Beneficiary acknowledges and agrees that it will not unreasonably withhold or delay its agreement, approval or consent in respect of the exercise of any discretion or right of approval conferred on the Security Trustee by a Security Trustee Document where it expressly provides that the Security Trustee will not unreasonably withhold or delay its agreement, approval or consent in relation to the exercise of that discretion or right of approval.

2.14	Obligor not obliged to investigate Security Trustee’s authority

(a)	No Obligor need inquire whether instructions have been given to the Security Trustee by a relevant Instructing Group or as to the terms of any instructions.

(b)	As between an Obligor on the one hand and the Beneficiaries and the Security Trustee on the other, all action taken by the Security Trustee under a Security Trustee Document will be taken to be authorised under this clause 2 (“Security Trustee”).

2.15	Obligation to notify and provide copies

The Security Trustee agrees to forward to the Beneficiary a copy of any material notice or other instrument given by the Security Trustee to an Obligor in connection with a Security Trustee Document. Each Obligor consents to this.

2.16	Acknowledgment from Beneficiaries

Each Beneficiary acknowledges in favour of the Security Trustee that:

(a)	it has not relied on any representation made by the Security Trustee to induce it to enter into any Security Trustee Document, any Finance Document or any Accession Deed; and

(b)	it has made and will continue to make (without reliance on the Security Trustee and based on documents and information which it considers appropriate) its own independent investigation of the financial condition and affairs of each Obligor; and

(c)	it has made its own appraisal of the creditworthiness of each Obligor; and

(d)	it has made (without reliance on or inducement to or from the Security Trustee) its own assessment and approval of the margin, fees or other return to be obtained under the Security Trustee Documents and the Finance Documents to which it is a party.

2.17	Limits on obligations of Security Trustee

The Security Trustee has no duty or responsibility, either initially or on a continuing basis, to keep itself informed about the performance by any Obligor of its obligations under the Security Trustee Documents or Finance Documents or to provide any Beneficiary with credit or other information with respect to any Obligor (whether coming into its possession either before or after accommodation is provided under a Security Trustee Document or Finance Document) except as provided for in clause 2.15 (“Obligation to notify and provide copies”).

2.18	Disclosure

Nothing in this deed obliges the Security Trustee to disclose information relating to an Obligor or any other person, or otherwise take action, if the disclosure or action would or, in the opinion of the Security Trustee, could constitute a breach of law, duty of secrecy or confidentiality or breach of an official directive of the Reserve Bank of Australia.

2.19	Exoneration

Neither the Security Trustee nor any of its directors, officers, employees, agents or attorneys is responsible to any Beneficiary:

(a)	because an Obligor fails to perform its obligations under any Security Trustee Document or Finance Document; or

(b)	for the financial condition of an Obligor; or

(c)	because any statement, representation or warranty in any Security Trustee Document or Finance Document is incorrect or misleading; or

(d)	for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of any Security Trustee Document or Finance Document or any certificate, report, document or other instrument executed or delivered in connection with any Security Trustee Document or Finance Document; or

(e)	for acting in accordance with the instructions given under this clause 2 (“Security Trustee”) of an Instructing Group to so act or for refraining from acting in accordance with the instructions of an Instructing Group to so refrain from acting; or

(f)	because it complies with an official directive of the Reserve Bank of Australia.

2.20	Officers, etc. of Security Trustee

(a)	Neither the Security Trustee nor any of its directors, officers, employees, agents or attorneys is responsible to the Beneficiaries for any action taken or omitted by any of them in connection with any Security Trustee Document or any Finance Document except to the extent caused by its gross negligence or wilful misconduct.

(b)	In any event, no party to this deed nor any Beneficiary may take any proceedings against any director, officer, employee, agent or attorney of the Security Trustee in respect of any claim it might have against the Security Trustee or in respect of any act or omission of any kind (including gross negligence or wilful misconduct) by that director, officer, employee, agent or attorney in relation to this deed or any other Finance Document.

2.21	Security Trustee not responsible for Beneficiary

The Security Trustee is not responsible to an Obligor because a Beneficiary fails to observe its obligations under any Security Trustee Document or any Finance Document.

2.22	Reliance

In relation to any Security Trustee Document and any Finance Document, the Security Trustee may rely on any communication or instrument believed by it to be genuine and correct and to have been signed or sent by the proper person, and may rely as to legal or other professional matters on opinions and statements of any legal or professional advisers selected or approved by it.

2.23	Delegation

The Security Trustee may employ agents and attorneys.

2.24	Indemnity in respect of claims for payment

(a)	If the Security Trustee is entitled to receive or claim a payment from an Obligor under any Reimbursement Provision and does not receive it within 7 days of it becoming payable or the claim being made, each Beneficiary, severally, in accordance with the proportion which its Exposure to the Company bears to the Aggregate Exposure to the Company, indemnifies the Security Trustee against non-receipt of that payment and against costs incurred by the Security Trustee in connection with funding the amount not paid.

(b)	Payment by the Beneficiaries does not relieve the relevant Obligor of its obligation.

(c)	A payment by a Beneficiary under this clause constitutes a loan of equal amount by the Beneficiary to the Company except to the extent that the Company has paid the relevant payment to the Security Trustee.

(d)	The Company agrees to repay any such loan that is made to it to the Security Trustee for the account of that Beneficiary on demand and indemnifies the Beneficiary against any liability or loss arising from, and any costs, charges and expenses incurred in connection with the Beneficiary making the payment (including, without limitation, interest, fees or other amounts paid or payable on account of funds raised to make a payment under this clause and loss in liquidating or employing deposits from third parties acquired to make or fund a loan made to the Company under this clause). The Company agrees to pay any amount which becomes payable by the Company under this indemnity to the Security Trustee for the account of that Beneficiary.

2.25	Indemnity in respect of acting as Security Trustee

Each Beneficiary, severally, in accordance with the proportion which its Exposure bears to the Aggregate Exposure to the Company, indemnifies the Security Trustee against any liability or loss arising from, or incurred in connection with, and any costs, charges and expenses arising from or incurred in connection with it entering into the Security Trustee Documents and acting as Security Trustee under the Security Trustee Documents except to the extent that the loss, cost, charge or expense is caused by gross negligence or wilful misconduct on the part of the Security Trustee or any employee, officer, agent or contractor of the Security Trustee.

2.26	Funding of Security Trustee

(a)	If the Security Trustee is instructed by an Instructing Group or otherwise proposes to exercise a right, power or discretion in respect of an Obligor under a Security Trustee Document which it reasonably considers could result in that Obligor being obliged to make a payment to the Security Trustee under any Reimbursement Provision, the Security Trustee need not act until the Beneficiaries with an Exposure to the Company place it in funds equivalent to the amount which the Security Trustee reasonably determines will become the Obligors’ liability under that Reimbursement Provision in respect of that act.

(b)	Each Beneficiary agrees to fund the Security Trustee pro rata in accordance with the proportion which its Exposure to the Company bears to the Aggregate Exposure to the Company. The payment by the Beneficiaries does not relieve any Obligor of its obligation under any Reimbursement Provision. If the Security Trustee subsequently receives a payment from the Company in respect of that act under that Reimbursement Provision, it agrees to refund to the Beneficiaries amounts paid under this clause pro-rata in accordance with amounts paid to it by each Beneficiary.

2.27	Beneficiary fails to fund Security Trustee

If a Beneficiary fails to place the Security Trustee in funds under clause 2.26 (“Funding of Security Trustee”) within a period determined by the Security Trustee to be reasonable, the Security Trustee must ask each other Beneficiary whether it wishes to fund the defaulting Beneficiary’s share. If one or more other Beneficiaries agree to so fund and do so then the obligations of the Beneficiaries under clause 2.26 (“Funding of Security Trustee”) will be taken to be satisfied.

2.28	Funding of Security Trustee

(a)	If the Security Trustee recovers an amount as a consequence of exercising a right, power or discretion after being instructed by an Instructing Group and is placed in funds in accordance with clause 2.26 (“Funding of Security Trustee”) then any Beneficiary which was obliged to, but does not, place the Security Trustee in funds in respect of that instruction (as referred to in clause 2.26 (“Funding of Security Trustee”)) is not entitled to receive any part of the Recovered Money until the Exposure of each Beneficiary which does place the Security Trustee in funds is paid in full under clause 6.4 (“Application of proceeds”).

(b)	The amount which otherwise would have been distributed to the Beneficiary not entitled to receive it is to be distributed to each Beneficiary who funds the defaulting Beneficiary’s share, pro-rata in the proportions that they so fund.

(c)	In giving effect to this clause, the Security Trustee is to be taken to have made a determination under clause 6.4 (“Application of proceeds”) of this deed to vary the manner of distribution under clause 6.4 (“Application of proceeds”) with the consent of all Beneficiaries.

2.29	Security Trustee as Beneficiary

With respect to its own Exposure (if any), the Security Trustee has the same rights and obligations under this deed as the other Beneficiaries and may exercise them and agree to observe them as though it were not observing the duties and functions delegated to it under this deed as Security Trustee and the term “Beneficiaries” includes the Security Trustee in its capacity as a Beneficiary.

2.30	Other business with the Company

Without any liability to account to the Beneficiaries or having the benefit of the Security, the Security Trustee may (in its personal capacity):

(a)	accept deposits from, lend money to, assume liabilities in relation to and generally engage in any kind of banking, trust or other business with any of the Obligors or any Related Entity of the Obligors or any Beneficiary or any Related Entity of a Beneficiary, as if it were not the Security Trustee; and

(b)	accept fees and other consideration from an Obligor or any Related Entity of an Obligor for services in connection with any arrangement referred to in clause 2.30(a) (“Other business with the Company”) without having to account for them to the Beneficiaries.

2.31	Exercise of rights by Beneficiaries

Except as otherwise expressly provided, a Beneficiary may not exercise a right, power or discretion under a Security Trustee Document unless:

(a)	an Instructing Group has instructed the Security Trustee to exercise the right, power or discretion under this clause 2 (“Security Trustee”); and

(b)	the Security Trustee has failed to exercise the right, power or discretion within a reasonable time after being instructed by the Instructing Group and placed in funds in accordance with clause 2.26 (“Funding of Security Trustee”).

2.32	Meetings of Beneficiaries

(a)	Subject to the provisions of this deed, the Security Trustee may from time to time establish such procedures for the conduct and regulation of such meetings of Senior Beneficiaries or Beneficiaries (as the case may be) as it considers appropriate.

(b)	As close as possible to the date of any meeting of Senior Beneficiaries or Beneficiaries (as the case may be) convened for the purpose of obtaining instructions, the Security Trustee must (for the purpose of determining voting entitlements) determine the Exposure of each relevant Beneficiary as at 5.00pm on the Business Day immediately preceding the proposed date of that meeting. For this purpose, the Security Trustee may request that the relevant Beneficiaries provide it with such information and assistance as it reasonably requires in order to make that determination. A decision by the Security Trustee on the Exposure of a Beneficiary is, in the absence of manifest error, final and binding on all Beneficiaries.

2.33	Force majeure

(a)	Despite any other provision of this deed, the Security Trustee need not act (whether or not on instructions from any one or more of the Beneficiaries) if it is impossible for the Security Trustee so to act due to causes beyond its control (but not occasioned by the gross negligence or misconduct of the Security Trustee) including, without limitation, civil war, insurrections, riots, fires, floods, explosions, earthquakes, acts of God or the public enemy, labour disputes and any statute, order, regulation, proclamation, ordinance, demand or requirement of any Governmental Agency imposed after the date of this deed.

(b)	The Security Trustee must notify the Beneficiaries as soon as possible after it determines that it is unable to act on any such instructions. The Security Trustee must promptly appoint an attorney or agent to act in its place for the duration of any such force majeure event.

(c)	The Security Trustee has no responsibility or liability whatsoever for any loss or expense suffered by any party as a result of its not so acting for so long as the impossibility continues. In any such case the Security Trustee must make reasonable efforts to avoid or remove such causes of non-performance and must continue performance of its obligations under this deed with dispatch whenever the causes are removed.

2.34	Fees

Where the Security Trustee acts in accordance with the proper instructions of an Instructing Group in relation to exercising any rights, powers or duties under a Security or a Security Trustee Document in relation to an Obligor, the Company agrees to pay the Security Trustee’s reasonable out-of-pocket expenses and reimburse the Security Trustee for its internal administration charges in connection with any such exercise or in connection with the administration of its rights and obligations under this deed.

2.35	Security Trustee’s further duties

Subject to this deed, the Security Trustee must comply with the duties imposed on it by this deed and must:

(a)	act continuously as trustee of the Trust until the Security Trustee’s appointment is terminated in accordance with this deed or until it has retired or been removed in accordance with this deed;

(b)	exercise all due diligence and vigilance in carrying out its functions and duties under this deed;

(c)	subject to this deed, retain the Trust Fund in safe custody and hold it on trust for the Beneficiaries upon the terms of this deed; and

(d)	not sell, mortgage, charge or part with the possession of any part or the whole of the Trust Fund (or permit any of its officers, agents and employees to do so) except as permitted or contemplated by any Security Trustee Document.

2.36	Indemnity

The Company indemnifies each Beneficiary on demand against any liability or loss arising from, and any costs, charges and expenses incurred in connection with that Beneficiary making any payment to the Security Trustee under clause 2.25 (“Indemnity in respect of acting as Security Trustee”) or clause 2.26 (“Funding of Security Trustee”) (including, without limitation, interest, fees or other amounts paid or payable on account of funds raised to make a payment under clause 2.25 (“Indemnity in respect of acting as Security Trustee”) or clause 2.26 (“Funding of Security Trustee”). The Company agrees to pay any amount which becomes payable by the Company under this indemnity to the Security Trustee for the account of that Beneficiary.

3	New Beneficiaries

3.1	New Beneficiaries

A person who is not a Beneficiary at the date of this deed may become a Senior Beneficiary or Junior Beneficiary (“New Beneficiary”) if an Accession Deed is executed by that person and the Security Trustee in the manner contemplated by this clause 3 (“New Beneficiaries”).

3.2	Company to prepare Accession Deed

Where the Company wishes a person to become a New Beneficiary, the Company must prepare the relevant original Accession Deed (in the appropriate number of counterparts) and make it available to the Security Trustee for execution under clause 3.3 (“Obligation of Security Trustee”).

3.3	Obligation of Security Trustee

Where the proposed New Beneficiary is:

(a)	a Senior Beneficiary, and the Aggregate Senior Exposure, after taking into account the Exposure in relation to the proposed New Beneficiary and the reduction in Exposure due to any Senior Beneficiary contemporaneously ceasing to be a Senior Beneficiary is not greater than the Aggregate Senior Exposure prior to the New

Beneficiary becoming a Senior Beneficiary then, the Security Trustee must, subject to the instructions of the existing Senior Beneficiaries under clause 2.5 (“Majority of Senior Beneficiaries”), sign any Accession Deed presented to it by the Company under clause 3.2 (“Company to prepare Accession Deed”) but only if:

(i)	the Accession Deed relates to a Senior Hedge Provider, and the Security Trustee is reasonably satisfied that the contract to which the Hedge Provider is a party is a Hedging Contract; or

(ii)	the Accession Deed relates to a person who is a provider (or agent or trustee for providers) of additional Financial Indebtedness which is approved by the Senior Beneficiaries.

(b)	a Junior Beneficiary, the Security Trustee must, sign any Accession Deed presented to it by the Company under clause 3.2 (“Company to prepare Accession Deed”) but only if the proposed new Junior Beneficiary is approved by all Beneficiaries.

3.4	Security Trustee may execute for other parties

Each Obligor and each Beneficiary irrevocably and unconditionally authorises the Security Trustee, its Authorised Officers and any delegates and attorneys of them, for valuable consideration received, to sign any Accession Deed on its behalf which is presented to it under clause 3.2 (“Company to prepare Accession Deed”).

3.5	When effective

On any Accession Deed being signed by the New Beneficiary and countersigned by the Security Trustee:

(a)	the New Beneficiary is taken to be a Senior Beneficiary or a Junior Beneficiary (as the case may be) for the purposes of this deed in respect of the Finance Document specified in the Accession Deed with effect from the date of this deed; and

(b)	the New Beneficiary is taken to be bound by the terms of this deed; and

(c)	any document referred to in that Accession Deed as a New Junior Finance Document or New Senior Finance Document will be taken to be a Junior Finance Document or Senior Finance Document respectively, for the purposes of this deed and the Security.

4	Ceasing to be a Beneficiary

4.1	Company request

The Company may request a Beneficiary to cease being a Beneficiary if, at the time of the Company’s request, the aggregate Exposure of the relevant Beneficiary to the Company is nil and the Company has no further obligations to the relevant Beneficiary under any Finance Document. The Beneficiary must provide the Security Trustee with a written notice stating that it agrees to cease being a Beneficiary.

4.2	Beneficiary notice

A Beneficiary may also, at its option, provide the Security Trustee with a written notice stating that it wishes to cease to be a Beneficiary (regardless of its Exposure at that time).

4.3	Beneficiary undertaking

The relevant Beneficiary undertakes to do all things necessary to give effect to the cessation of it being a Beneficiary under clause 4.1 (“Company request”) or 4.2 (“Beneficiary notice”).

4.4	Effective on receipt of notice

A Beneficiary ceases to be a Beneficiary on receipt by the Security Trustee of a notice from the Beneficiary in accordance with paragraph clause 4.1 (“Company request”) or 4.2 (“Beneficiary notice”).

5	Enforcement

5.1	Events of Default

If an Event of Default occurs, the Security Trustee must:

(a)	seek the instructions of all the Senior Beneficiaries in relation to the enforcement of the Security Trustee Documents; and

(b)	act in accordance with the instructions (if any) of the Majority of Senior Beneficiaries or otherwise act in accordance with clause 2 (“Security Trustee”), provided that any Recovered Money must be distributed in accordance with clause 6 (“Distribution of Recovered Money”).

5.2	Security Trustee to advise Voting Day

When seeking instructions from a Beneficiary, the Security Trustee must advise each relevant Beneficiary of the date (“Voting Day”) on which and the time by which on that date (not later than 11.30am) instructions must be given to the Security Trustee. The Voting Day may not be earlier than the second Business Day after the date of the Security Trustee’s notice unless each Beneficiary otherwise consents.

5.3	Beneficiaries to advise Exposures

When a Beneficiary gives instructions to the Security Trustee, it must advise the Security Trustee in writing of its Exposure as at 5.00pm on the Business Day prior to the Voting Day. In the case of any Beneficiary which is a Hedge Provider under a Relevant Hedging Contract which has not been closed out and terminated, its Exposure must be calculated as if all Relevant Hedging Contracts with the Company were closed out or terminated on the Business Day prior to the Voting Day.

5.4	Security Trustee to issue Acceleration Notices

If the Security Trustee is instructed, in accordance with clause 5.1 (“Events of Default”), to take steps to enforce or realise the Security, the Security Trustee must issue an Acceleration Notice to all of the Beneficiaries with an Exposure to the Company no later than 4.30pm on the Voting Day.

5.5	Beneficiaries to comply with Acceleration Notices

Each Beneficiary agrees to comply with the terms of that Acceleration Notice and to exercise all rights and powers available to it (if any) under each Finance Document and otherwise at law in order to comply with, or procure compliance with, the direction given by the Security Trustee in that notice.

5.6	Only Security Trustee may take proceedings to enforce

Subject to clause 5.5 (“Beneficiaries to comply with Acceleration Notices”), until such time as the Securities have been fully discharged by the Security Trustee, no Beneficiary other than the Security Trustee (in that capacity) is entitled to take any proceedings against the Company, whether at law or in equity (including proceedings for the winding up of the Company), to recover any of its Exposure without the consent of a Majority of Senior Beneficiaries.

5.7	Junior Beneficiary enforcement

If RCF becomes the Senior Beneficiary in accordance with clause 7.4(a), the following will apply:

If Newmont becomes entitled to a payment of money pursuant to clause 2.2 of the Subordination Deed then if an Event of Default (relating to a payment default under any Junior Finance Document) is still continuing at the expiry of the RCF Decision Period and the Security Trustee has not been instructed to issue Acceleration Notices in accordance with clause 5.4 (“Security Trustee to issue Acceleration Notices”) then, Newmont will be entitled to instruct the Security Trustee to issue an Acceleration Notice, and (if required) instruct the Security Trustee to take any action in relation to the enforcement of the Security Trustee Documents or instruct the Security Trustee to take any proceedings against the Company, whether at law or in equity (including proceedings for the winding up of the Company), to recover the Aggregate Exposure of all Beneficiaries to the Company.

6	Distribution of Recovered Money

6.1	Recovered Money

If at any time the Security Trustee receives money being the proceeds of enforcement or realisation of a Security, the money must be distributed by the Security Trustee in accordance with clause 6.4 (“Application of proceeds”).

6.2	Suspense Account

Unless a Majority of Senior Beneficiaries decides otherwise, money referred to in clause 6.1 (“Recovered Money”) does not form part of the Recovered

Money on a Recovered Money Distribution Date if the money is placed to the credit of a suspense account in the name of the Security Trustee in order to preserve rights to prove in the bankruptcy or liquidation of any person.

6.3	Interest bearing

Any suspense account to which money is placed under clause 6.2 (“Suspense Account”) is to be an interest bearing account selected reasonably by the Security Trustee. Interest earned on the account is to be treated as Recovered Money.

6.4	Application of proceeds

Recovered Money in respect of the Company is to be applied by the Security Trustee as soon as practicable after the Security Trustee receives it as follows:

(a)	first, to the extent that the Recovered Money represents money recovered under a Security which provides for the appointment of a Receiver (as defined in that Security), in the order provided for under the Security up to and including the category of satisfying the remuneration of the Receiver (as defined in that Security);

(b)	second, towards satisfaction of all fees payable to the Security Trustee under this deed, together with all costs, charges and expenses incurred by the Security Trustee in or incidental to the exercise or performance or attempted exercise or performance of any of the rights, powers or remedies conferred under this deed, a Security Trustee Document, the Security or any Finance Document in respect of an Obligor;

(c)	third, towards satisfaction of any other expenses or outgoings in connection with any receivership under or the enforcement of this deed, the Security, a Security Trustee Document or any Finance Document in respect of an Obligor;

(d)	fourth, towards payment to the Security Trustee and any other trustee or agent under any Senior Finance Document on a pari passu basis of any money due to them, in their respective capacities as trustee or agent for any of the Senior Beneficiaries under this deed, a Security Trustee Document, the Security or any Senior Finance Document, in respect of an Obligor;

(e)	fifth, towards payment to each Beneficiary on a pari passu basis of an amount owing to or for the account of the Beneficiary in respect of the Company under clause 2 (“Security Trustee”) of this deed (in particular, under clauses 2.24 (“Indemnity in respect of claims for payment”) to 2.26 (“Funding of Security Trustee”) inclusive);

(f)	sixth, towards satisfaction of the Exposure of each Senior Beneficiary to the Company in the same proportion as that Exposure bears to the Aggregate Senior Exposure to the Company;

(g)	seventh, towards payment to the Security Trustee and any other trustee or agent under any Junior Finance Document on a pari passu basis of any money due to them, in their respective capacities as trustee or agent for any of the Junior Beneficiaries under this deed, a Security Trustee Document, the Security or any Junior Finance Document, in respect of an Obligor;

(h)	eighth, towards satisfaction of the Exposure of RCF in aggregate up to an amount equal to the Tranche 2 Sponsor Subordinated Debt;

(j)	ninth, towards satisfaction of the respective Exposure of the Company to RCF under the Tranche 1 Sponsor Subordinated Debt and Newmont under the Newmont Subordinated Debt on a pari passu basis in accordance with the proportion that each of their respective Exposures bear to the aggregate of their Exposures to the Company;

(k)	tenth, to each holder of an Encumbrance of which the Security Trustee is aware and which ranks after the Security in relation to the relevant Secured Property, to the extent, and in order, of priority; and

(l)	finally, as to any balance remaining, to the Company,

or in such other order or such other manner as all Beneficiaries agree.

7	Replacement of Security Trustee

7.1	Removal or retirement

(a)	The Senior Beneficiaries (other than the Senior Financier and any Related Entity) may remove the Security Trustee by each such Senior Beneficiary giving the Security Trustee and the Company 30 days notice of their intention to do so.

(b)	The Security Trustee may retire as Security Trustee, with the consent of all the Senior Beneficiaries, by giving to the Company and each Senior Beneficiary not less than 30 days’ notice of its intention to do so.

(c)	Subject to clause 7.4 (“Deemed resignation of Security Trustee”) no removal or retirement takes effect unless there has been appointed as a successor Security Trustee either:

(i)	a Beneficiary (or Related Entity of a Beneficiary) nominated by the Senior Beneficiaries (or, failing such a nomination;

(ii)	a reputable and experienced bank or financial institution or Related Entity of it nominated by the Security Trustee,

and the successor Security Trustee has obtained title to each Security in its capacity as Security Trustee.

(d)	At the request of the Security Trustee, the Senior Beneficiary having the largest aggregate Exposure to the Company or, if two or more Senior Beneficiaries hold equal largest aggregate Exposures, that one of them nominated by the Security Trustee, agrees to act as successor Security Trustee.

7.2	Discharge of obligations

Subject to clause 7.3 (“Execution of documents”), when a successor Security Trustee is appointed, the retiring or removed Security Trustee is discharged (without prejudice to any accrued right or obligation) from any further obligation under this deed and each Security Trustee Document. The new Security Trustee, the Beneficiaries and the Obligors have the same rights and obligations among themselves as they would have had if the new trustee had been a party to this deed and each Security Trustee Document.

7.3	Execution of documents

The retiring or removed Security Trustee agrees, at its own expense, if it is removed, and otherwise at the cost of each Beneficiary pro rata in accordance with the proportion which its Exposure bears to the Aggregate Exposure to the Company, to execute and cause its successors to execute documents and do everything else necessary or appropriate to transfer the Trust Fund into the name of the new Security Trustee and to ensure that all public registers record the new Security Trustee as the trustee of the Trust Fund.

7.4	Deemed resignation of Security Trustee

(a)	If the Exposure of all Senior Beneficiaries to the Company is nil and the Company has no further obligations to the Senior Beneficiaries under any Finance Document, then RCF shall automatically become the Senior Beneficiary and RCF shall nominate a person or entity as successor Security Trustee. RCF agrees that, in the event that it becomes the Senior Beneficiary in accordance with this clause 7.4(a), it will not exercise any right or power conferred upon it in that capacity in a manner that is inconsistent with, or that does not give full effect to, the rights of Newmont under:

(i)	the Subordination Deed (in particular pursuant to clause 2.2 thereof) to receive payment under the Newmont Subordinated Debt in accordance with clause 23.7 of the Senior Facility Agreement; and

(ii)	this deed (in particular pursuant to clause 6.4(j)) to receive payment under the Newmont Subordinated debt pari passu with the Tranche 1 Sponsor Subordinated Debt.

(b)	Upon a nomination being made in accordance with clause 7.4(a) then, the Security Trustee will be taken to have resigned in favour of that nominated successor Security Trustee.

(c)	The procedures in clauses 7.1 (“Removal or retirement”) to 7.3 (“Execution of documents”) inclusive will apply to the appointment of the successor Security Trustee.

(d)	The successor Security Trustee must pay all costs in relation to its appointment under this clause 7.4 (“Deemed resignation of Security Trustee”).

(e)	The Security Trustee does not give any warranty to the successor Security Trustee in relation to the validity, enforceability or sufficiency of any Security Trustee Document, any Security or any other document.

8	Acknowledgment

Each Obligor acknowledges and agrees to the provisions of this deed and undertakes to co-operate in the implementation of the provisions of this deed.

9	Notices

A notice, approval, consent or other communication in connection with this deed may be given in accordance with any notice provision in a Security or a Finance Document.

10	Governing law, jurisdiction and service of process

10.1	Governing law and jurisdiction

This deed is governed by the law in force specified in the Details and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that place. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

10.2	Delivery of documents

Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 9 (“Notices”) or in the case of RCF, with its Process Agent.

10.3	Appointment of Process Agent

RCF irrevocably appoints the Process Agent as its process agent to receive any document in an action in connection with this agreement.

If for any reason the Process Agent ceases to be able to act as process agent, RCF must promptly appoint another person in the place specified for governing law in the Details as process agent.

RCF agrees that the service of documents on the Process Agent or any other person appointed under this clause will be sufficient service on it.

11	Interpretation

11.1	Definitions

The following words have these meanings in this deed, unless the contrary intention appears.

Acceleration Notice means, in respect of the Company, a notice given to a Beneficiary by the Security Trustee (in a form determined by the Security Trustee) which directs the Beneficiary to take all reasonable steps open to it (including, without limitation, serving any notice or making any declaration or demand) so that:

(a)	the obligations of the Company under or in connection with each Finance Document to which that Beneficiary is a party are accelerated in respect of the Company (including, without limitation, closing out any unexpired Relevant Hedging Contract) and become due for payment as soon as possible thereafter; and

(b)	the obligations of the Beneficiary under that Finance Document are, to the maximum extent possible, terminated immediately.

Accession Deed means a deed in or substantially in the form of schedule 2 to this deed executed in accordance with clause 3 (“New Beneficiaries”).

Aggregate Exposure means, in respect of the Company at any time, the aggregate Exposure of all Beneficiaries to the Company at that time.

Aggregate Senior Exposure means, in respect of the Company at any time, the aggregate Exposure of all Senior Beneficiaries to the Company at that time.

Beneficiary means, at any time:

(a)	each Senior Beneficiary;

(b)	each Junior Beneficiary; and

(c)	the Security Trustee (on its own account and for the account of each person referred to in paragraphs (a) to (b) (inclusive)),

in each case, in its capacity as a party to the Finance Documents only.

Details means the section of this deed entitled “Details”.

Encumbrance means any:

(a)	security for the payment of money or performance of obligations, including a mortgage, charge, lien, pledge, trust, power or title retention or flawed deposit arrangement; or

(b)	right, interest or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any right of set-off; or

(c)	right that a person (other than the owner) has to remove something from land (known as a profit à prendre), easement, public right of way, restrictive or positive covenant, lease, or licence to use or occupy; or

(d)	third party right or interest or any right arising as a consequence of the enforcement of a judgment,

or any agreement to create any of them or allow them to exist.

Event of Default means each event, circumstance or other act, matter or thing which enables a Beneficiary to accelerate any indebtedness, terminate any commitments or terminate early any financial accommodation or transaction under a Finance Document.

Expiry Date means the date which is 7 months after the Security Trustee determines that the Aggregate Exposure of the Beneficiaries to the Company is nil.

Exposure means, subject to clauses 11.5 (“Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 1992”) and 11.6 (“Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 2002”)at any time in respect of a Beneficiary and the Company, the aggregate of all amounts which then are due for payment, owing but not currently due for payment, or contingently owing or remain unpaid under a Finance Document by the Company.

Facility Agreement means each of the Senior Facility Agreement and the Junior Facility Agreement.

Finance Documents means each of the Senior Finance Documents and the Junior Finance Documents.

Financial Indebtedness has the meaning given to that term in the Senior Facility Agreement.

Guarantee means the guarantee and indemnity given by each Security Provider to the Senior Beneficiaries pursuant to clause 25 of the Senior Facility Agreement.

Hedge Provider means the Senior Financier or Related Entity of the Senior Financier or any other financial institution with whom the Company hedges its interest rate or currency exposure.

Hedging Contract means any agreement or arrangement entered into by the Company with a Hedge Provider.

ISDA Master Agreement 1992 means the 1992 multicurrency cross border version of the master agreement published by the International Swap Dealers Association Inc. as updated from time to time.

ISDA Master Agreement 2002 means the 2002 multicurrency cross border version of the master agreement published by the International Swap Dealers Association Inc. as updated from time to time.

Instructing Group means any of the Senior Financier, a Majority of Senior Beneficiaries, a Majority of Beneficiaries or any other specified majority of Senior Beneficiaries or Beneficiaries, as applicable.

Junior Beneficiary means:

(a)	RCF;

(b)	Newmont; and

(c)	any person recognised as a Junior Beneficiary under clause 3.5 (“When effective”).

Junior Facility Agreement means:

(a)	the agreement entitled “QMAG - RCF Subordinated Facility Agreement” entered into on or about the date of this deed between RCF, the Security Provider as guarantor and the Company; and

(b)	the agreement entitled “QMAG - Newmont Subordinated Facility Agreement” entered into on or about the date of this deed between Newmont, the Security Provider as guarantor and the Company.

Junior Finance Document means:

(a)	the Junior Facility Agreement and each document defined as a “Finance Document” in it; and

(b)	any agreement specified as a Junior Finance Document in the “Details” section of an Accession Deed.

Majority of Beneficiaries means, in respect of an Obligor, Beneficiaries the aggregate of whose Exposures to the Company equals or exceeds 66 2/3% of the Aggregate Exposure to the Company.

Majority of Senior Beneficiaries means, in respect of an Obligor, Senior Beneficiaries the aggregate of whose Exposures to the Company equals or exceeds 66  2/3% of the Aggregate Senior Exposure to the Company.

Meridian Security means the deed entitled “Senior Deed of Charge” dated on or about the date of this deed between Rocky Leasing Pty Ltd and the Security Trustee.

Newmont means the party described as such in the Details.

Newmont Subordinated Debt has the same meaning given to that term in the Senior Facility Agreement.

Obligor means each party described as such in the Details.

Process Agent means Clayton Utz, QV1, 250 St George’s Terrace, Perth WA 6000, Attention Peter Wilkes (Reference 80013608, facsimile +61 8 9481 3095, phone +61 8 9426 8000.

RCF means the party described as such in the Details.

RCF Decision Period means the period of 45 days from the date that a Junior Beneficiary declares that all moneys owing under the Junior Finance Documents are due and payable.

Recovered Money means, in respect of an Obligor and any Security, the aggregate amount received in accordance with clause 6 (“Distribution of Recovered Money”) in respect of an Obligor which has not been distributed under this deed.

Recovered Money Distribution Date means a day on which Recovered Money is available for distribution in accordance with clause 6.4 (“Application of proceeds”).

Reimbursement Provision means a provision of this deed, the Subordination Deed or in any Security which entitles the Security Trustee to be reimbursed by an Obligor for fees, costs, charges and expenses incurred by it in connection with a Security Trustee Document.

Relevant Hedging Contract means each of a Relevant Senior Hedging Contract and (if applicable) a Relevant Junior Hedging Contract.

Relevant Junior Hedging Contract means a Hedging Contract specified as a Junior Finance Document in an Accession Deed.

Relevant Senior Hedging Contract means a Hedging Contract:

(a)	to which the Senior Hedge Counterparty as at the date of the Senior Facility Agreement is a party; or

(b)	specified as a Senior Finance Document in an Accession Deed.

Secured Property means the property charged or mortgaged by the Security.

Security means the benefit of any Encumbrance which forms part of the Trust Fund.

Security Provider means each person described as such in the Details.

Security Trustee Documents means:

(a)	this deed;

(b)	the Subordination Deed;

(c)	each Finance Document which creates or evidences a Security;

(d)	each Accession Deed;

(e)	any deed, agreement or other instrument under which a person consents to the grant of any Encumbrance in favour of the Security Trustee; and

(f)	any instrument which the Security Trustee and the Company agree is connected with any of them.

Senior Beneficiary means:

(a)	the Senior Financier;

(b)	the Senior Hedge Counterparty;

(c)	each Hedge Provider who is recognised as a Senior Beneficiary under clause 3.5 (“When effective”); and

(d)	any other person recognised as a Senior Beneficiary under clause 3.5 (“When effective”).

Senior Facility Agreement means the agreement entitled “Queensland Magnesia Project Facility Agreement” dated on or about the date of this deed between the Security Trustee as security trustee, the Company as borrower, ABN AMRO Bank N.V. as financier and hedge counterparty and the Security Provider as guarantor.

Senior Finance Documents means:

(a)	the Senior Facility Agreement and each document defined as a “Finance Document” in it; and

(b)	any Relevant Senior Hedging Contract; and

(c)	any agreement specified as a Senior Finance Document in the “Details” section of an Accession Deed.

Senior Finance Party has the meaning given to the term “Finance Party” in the Senior Facility Agreement.

Senior Financier means the party described as such in the Details.

Senior Hedge Counterparty means the party described as such in the Details.

Subordination Deed has the meaning given to that term in the Senior Facility Agreement.

Tranche 1 Sponsor Subordinated Debt has the meaning given to that term in the Senior Facility Agreement.

Tranche 2 Sponsor Subordinated Debt has the meaning given to that term in the Senior Facility Agreement.

Trust means the trust established under this deed.

Trust Fund means:

(a)	the amount held by the Security Trustee under clause 1.1 (“Declaration of trust”); and

(b)	any other property which the Security Trustee acquires to hold on the trusts created under this deed including, without limitation, any Encumbrance:

(i)	which the Security Trustee executes after the date of this deed in its capacity as trustee of the trust established under this deed;

(ii)	given by an Obligor which is assigned or transferred to the Security Trustee as assignee after the date of this deed in its capacity as trustee of the trust established under this deed,

and in each case any property which represents the proceeds of sale of any such property or proceeds of enforcement of any Encumbrance.

11.2	Interpretation

In this deed, unless the contrary intention appears:

(a)	a reference to this deed or another instrument includes any variation or replacement of any of them;

(b)	a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(c)	the singular includes the plural and vice versa;

(d)	the word “person” includes a firm, a body corporate, an unincorporated association or an authority;

(e)	a reference to a person includes a reference to the person’s executors, administrators, successors, substitutes (including, without limitation, persons taking by novation) and permitted assigns;

(f)	an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

(g)	an agreement, representation or warranty on the part of the Company or a Security Provider binds the Company or that Security Provider severally only;

(h)	a reference to any thing (including, without limitation, any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

(i)	a reference to “enforcing” or “enforcement” of a Security includes exercising any rights, power or remedy under the Security;

(j)	a reference to time is a reference to Sydney time.

11.3	Headings

Headings are inserted for convenience and do not affect the interpretation of this deed.

11.4	Defined terms from Senior Facility Agreement

Words which have a defined meaning in the Senior Facility Agreement have the same meaning when used in this deed unless the same word is also defined in this deed, in which case the definition in this deed prevails.

11.5	Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 1992

For the purpose of calculating the Exposure of a Hedge Provider under a Hedging Contract transacted under an ISDA Master Agreement 1992 which is a Relevant Hedging Contract, the parties agree:

(a)	prior to close out and termination of such a Relevant Hedging Contract, the calculation will be performed on the relevant date on a net basis as if the Relevant Hedging Contract was closed out and terminated and the Settlement Amount was calculated under section 6(e)(i)(3) of the ISDA Master Agreement 1992 (unless the Relevant Hedging Contract nominates section 6(e)(i)(4) of the ISDA Master Agreement 1992 to apply on termination, in which event that provision will apply) based on the assumptions that:

(i)	that day is an Early Termination Date;

(ii)	the relevant Beneficiary is the Non-defaulting Party;

(iii)	all Relevant Hedging Contracts entered into with that Beneficiary are the Terminated Transactions,

where the expressions “Settlement Amount”, “Early Termination Date”, “Non-defaulting Party” and “Terminated Transactions” have the meaning given to those expressions in the ISDA Master Agreement 1992; and

(b)	on and after close out and termination of such a Relevant Hedging Contract, the calculation will be made under section 6(e)(i)(3) of the ISDA Master Agreement 1992 (unless the Relevant Hedging Contract nominates section 6(e)(i)(4) of the ISDA Master Agreement 1992 to apply on termination, in which event that provision will apply).

11.6	Calculation of Exposure under Hedging Contract subject to ISDA Master Agreement 2002

For the purpose of calculating the Exposure of a Hedge Provider under a Hedging Contract transacted under an ISDA Master Agreement 2002 which is a Relevant Hedging Contract, the parties agree:

(a)	prior to close out and termination of such a Relevant Hedging Contract, the calculation will be performed on the relevant date on a net basis as if the Relevant Hedging Contract was closed out and terminated and the Early Termination Amount was calculated under section 6(e)(i) of the ISDA Master Agreement 2002 based on the assumptions that:

(i)	that day is an Early Termination Date;

(ii)	the relevant Beneficiary is the Non-defaulting Party;

(iii)	all Relevant Hedging Contracts entered into with that Beneficiary are the Terminated Transactions,

where the expressions “Early Termination Amount”, “Early Termination Date”, “Non-defaulting Party” and “Terminated Transactions” have the meaning given to those expressions in the ISDA Master Agreement 2002; and

(b)	on and after close out and termination of such a Relevant Hedging Contract, the calculation will be made under section 6(e)(i) of the ISDA Master Agreement 2002.

11.7	Majority Senior Beneficiaries

On and from the date the Exposure of all Senior Beneficiaries to the Company under any Finance Document is nil and the Company has no further obligations to the Senior Beneficiaries under any Finance Document:

(a)	each requirement in this deed for a consent, approval, instruction, direction or nomination to be given or made by the Majority of Senior Beneficiaries (or any other specified majority) will be taken to be a requirement for that consent, approval, instruction, direction or nomination to be given or made by the Majority of Beneficiaries; and

(b)	each other reference to the “Senior Beneficiaries” or a “Senior Beneficiary” in this deed (other than in clause 6.4 (“Application of proceeds”)) will be taken to be a reference to the “Beneficiaries” or a “Beneficiary” (to the extent applicable).

11.8	Security Trustee not liable

Each Obligor acknowledges that the Security Trustee enters into this deed solely in its capacity as security trustee under this deed and that any rights which they may have against the Security Trustee under or in respect of this deed shall not be against the Security Trustee personally but against the Security Trustee solely in its capacity as trustee of the Trust. The Security Trustee may not be called on or be liable to satisfy any such rights out of any of its personal assets, and recourse against the Security Trustee shall be limited to the assets held by it in its capacity as trustee of the Trust.

EXECUTED as a deed.

QMAG Security Trust

Schedule 1 - Security Providers

QMCH	Name	QMCH Pty Ltd

	ABN	27 111 293 433

	Address	Ground Floor 76 Kings Park Road, West Perth, Western Australia

	Fax	(08)9485 2779

	Telephone	(08)9485 2770

	Attention	Company Secretary

QMAG Security Trust

Schedule 2 - Accession Deed

Interpretation – definitions are at the end of the General terms

[Insert whichever is applicable]

Parties	Security Trustee and [New Senior Beneficiary]/ [New Junior Beneficiary]
Security Trustee	Name	ABN AMRO Australia Limited

	ABN	78 000 862 797

	Address	Level 5, ABN AMRO Tower, 88 Phillip Street, Sydney, New South Wales

	Fax	+61 2 8259 5499

	Telephone	+61 2 8259 6033

	Attention	Agency Department

New [Senior / Junior] Beneficiary	Name

ABN

Address

Fax

Telephone

Attention

New [Senior] / [Junior] Finance Document]

Description of New [Senior] / [Junior] Finance Document

1 Title of document: [insert]

2 Date of document: [insert]

3 Maximum principal (or notional principal) permitted: [insert]

4 Maximum term: [insert]

Governing law	Queensland

Date of deed	See Signing page

QMAG Security Trust

Contents

General terms

1	Accession of New [Senior] / [Junior] Beneficiary

On and from the date of this deed in respect of the Security Trust Deed:

(a)	all terms and conditions of the Security Trust Deed shall bind the New [Senior] / [Junior] Beneficiary] as if it were a party to the Security Trust Deed as a [Senior] / [Junior] Beneficiary; and

(b)	the [Senior] / [Junior] Beneficiary acknowledges that it has received a copy of the Security Trust Deed and agrees to comply with the terms of the Security Trust Deed as if it were named therein as a [Senior / [Junior] Beneficiary.

2	New [Senior] / [Junior] Finance Document

On and from the date of this deed in respect of the Security Trust Deed the New [Senior] / [Junior] Finance Document is a [Senior] / [Junior] Finance Document for the purposes of the Security Trust Deed.

3	Governing law and jurisdiction

3.1	Governing law

This deed is governed by the laws of the place in force in the place specified in the Details.

3.2	Submission to jurisdiction

The parties to this deed submit to the non-exclusive jurisdiction of the place specified in the Details.

4	Interpretation

4.1	Definitions

In this deed:

Details means the section of this deed entitled “Details”.

New [Senior] / [Junior] Beneficiary means the party described as such in the Details.]

New [Senior] / [Junior] Finance Document means the document described as such in the Details.]

Security Trust Deed means the deed entitled “Security Trust Deed - QMAG Security Trust” dated [            ] 2004 between ACN 111 279 906 Ltd (soon to be renamed QMAG Ltd), ABN AMRO Bank N.V., Newmont Finance Ltd, Resource Capital Fund III L.P., a Cayman Islands exempted limited partnership acting through Resource Capital Associates III L.P., its general partner, acting through RCF III GP L.L.C, its general partner, ABN AMRO Australia Limited and certain other companies named therein.

4.2	Incorporation of terms

A term having a defined meaning in the Security Trust Deed has the same meaning when used in this deed unless otherwise defined in which case the definition in this deed prevails.

EXECUTED as a deed

QMAG Security Trust

Contents

Signing page

DATED: 29 November 2004

Security Trustee

SIGNED, SEALED AND DELIVERED	)
by Craig Charles Wappett	)
as attorney for ABN AMRO AUSTRALIA	)
LIMITED under power of attorney dated	)
26 November 2004)
in the presence of:	)
/s/ Krystie Rosin	)
)
Signature of witness	)
Krystie Rosin	)
)
Name of witness (block letters))		/s/ Craig Charles Wappett
Level 30, Waterfront Place	)
Brisbane	)	By executing this agreement the attorney
	)	states that the attorney has received no
Address of witness	)	notice of revocation of the power of
Solicitor	)	attorney

Occupation of witness

Senior Financier and Senior Hedge Counterparty
SIGNED, SEALED AND DELIVERED	)
by Craig Charles Wappett	)
as attorney for ABN AMRO BANK N.V.	)
under power of attorney dated 26 November	)
2004)
in the presence of:	)
/s/ Krystie Rosin	)
)
Signature of witness	)
Krystie Rosin	)
)
Name of witness (block letters))		/s/ Craig Charles Wappett
Level 30 Waterfront Place, Brisbane	)
	)	By executing this agreement the attorney
Address of witness	)	states that the attorney has received no
Solicitor	)	notice of revocation of the power of
	)	attorney
Occupation of witness

i

QMAG Security Trust

Contents

Company

SIGNED, SEALED AND DELIVERED	)
by	)
as attorney for ACN 111 279 906 Ltd under	)
power of attorney dated 26 November 2004)
)
in the presence of:	)
/s/ S. E. Thomas	)
)
Signature of witness	)
Sian Emma Thomas	)
)
Name of witness (block letters))		/s/ Brian T. Dolan, Attorney-in-Fact
215 Adelaide St., Brisbane	)
	)	By executing this agreement the attorney
Address of witness	)	states that the attorney has received no
Solicitor	)	notice of revocation of the power of
	)	attorney
Occupation of witness

Security Provider

SIGNED, SEALED AND DELIVERED	)
by	)
as attorney for QMCH PTY LTD under	)
power of attorney dated 26 November 2004)
)
in the presence of:	)
/s/ S. E. Thomas	)
)
Signature of witness	)
Sian Emma Thomas	)
)
Name of witness (block letters))		/s/ Brian T. Dolan, Attorney-in-Fact
215 Adelaide St., Brisbane	)
	)	By executing this agreement the attorney
Address of witness	)	states that the attorney has received no
Solictor	)	notice of revocation of the power of
	)	attorney
Occupation of witness

i

QMAG Security Trust

Contents

SIGNED, SEALED AND DELIVERED	)
by Dominic Martin McGann	)
as attorney for NEWMONT FINANCE	)
LIMITED under power of attorney dated	)
)
in the presence of:	)
/s/ Krystie Rosin	)
)
Signature of witness	)
Krystie Rosin	)
)
Name of witness (block letters))		/s/ Dominic Martin McGann
Level 30, Waterfront Place, Brisbane	)
	)	By executing this agreement the attorney
Address of witness	)	states that the attorney has received no
Solicitor	)	notice of revocation of the power of
	)	attorney
Occupation of witness

i

QMAG Security Trust

Contents

EXECUTED AS A DEED by	)
RESOURCE CAPITAL FUND III L.P.	)
)
a Cayman Islands exempted limited	)
partnership	)
By: RESOURCE CAPITAL FUND III L.P.	)
)
its General Partner	)
	)	Brian T. Dolan, Attorney-in-Fact
By: RCA III GP L.L.C	)
its General Partner	)	By executing this deed the attorney
	)	states that the attorney has received
By:	)	no notice of revocation of the power of
as attorney in fact		attorney
under power of attorney dated 26 November 2004
in the presence of:

/s/ S. E. Thomas

Signature of witness
Sian Emma Thomas

Name of witness (block letters)

i